DELAWARE GROUP® EQUITY FUNDS I

Delaware Mid Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Summary Prospectuses dated February 28, 2012

Effective July 1, 2012, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer — Small-Cap Value / Mid-Cap Value Equity	February 2008
Steven G. Catricks, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kelley A. McKee, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kent P. Madden, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 29, 2012.